Exhibit 99.1

FOR RELEASE: IMMEDIATELY	Frank Leto, President, CEO
FOR MORE INFORMATION CONTACT:	610-581-4730
Mike Harrington, CFO
610-526-2466

Bryn Mawr Bank Corporation Reports

Record Quarterly Net Income of $10.7 Million, Driven by Strong Net

Interest Income, Noninterest Income and Expense Control,

Declares Dividend of $0.22

BRYN MAWR, Pa., October 19, 2017 - Bryn Mawr Bank Corporation (NASDAQ: BMTC) (the “Corporation”), parent of The Bryn Mawr Trust Company (the “Bank”), today reported net income of $10.7 million and diluted earnings per share of $0.62 for the three months ended September 30, 2017, as compared to net income of $9.4 million, or $0.55 diluted earnings per share, for the three months ended June 30, 2017, and $9.4 million, or $0.55 diluted earnings per share, for the three months ended September 30, 2016. Included in net income for the three months ended September 30, 2017 and June 30, 2017 were pre-tax due diligence and merger-related expenses of $850 thousand and $1.2 million, respectively, primarily related to the pending merger with Royal Bancshares of Pennsylvania, Inc. (“Royal Bank”).

On a non-GAAP basis, core net income, which excludes certain non-core income and expense items, as detailed in the appendix to this earnings release, was $11.2 million, or $0.65 diluted earnings per share, for the three months ended September 30, 2017 as compared to $10.2 million, or $0.59 diluted earnings per share, for the three months ended June 30, 2017 and $9.4 million, or $0.55 diluted earnings per share, for the three months ended September 30, 2016. Management believes the core net income measure is important in evaluating the Corporation’s performance on a more comparable basis between periods. A reconciliation of this and other non-GAAP to GAAP performance measures is included in the appendix to this earnings release.

“The Corporation continued to produce solid results in the quarter, benefiting from our focus on new business development and the strategic investments we have made over the last few years in both revenue generation as well as enabling technologies,” commented Frank Leto, President and Chief Executive Officer, adding, “As a result, we saw growth in both net interest income as well as fee income during the quarter with very little increase in expenses, net of merger costs, driving our return on average equity over one percent higher in the quarter, when compared to last quarter.”

Mr. Leto continued, “The preparations for the merger with Royal Bank continue as we await final regulatory approval. Staff and management have been working diligently to ensure a smooth transition and we expect the transaction to close during the fourth quarter of 2017”. In addition to regulatory approval, the merger with Royal Bank is subject to certain closing conditions.

On October 19, 2017, the Board of Directors of the Corporation declared a quarterly dividend of $0.22 per share, payable December 1, 2017 to shareholders of record as of November 1, 2017.

SIGNIFICANT ITEMS OF NOTE

Results of Operations – Third Quarter 2017 Compared to Second Quarter 2017

●

Net income for the three months ended September 30, 2017 was $10.7 million, or $0.62 diluted earnings per share, as compared to $9.4 million, or $0.55 diluted earnings per share for the three months ended June 30, 2017. Contributing to the increase was a $1.5 million increase in net interest income, a $430 thousand increase in insurance revenues and a $279 thousand increase in gain on sale of loans. In addition to these improving revenue items, linked-quarter decreases of $386 thousand and $310 thousand in due diligence and merger-related expenses and professional fees, respectively, contributed to the improvement in net income. The decrease in the effective tax rate from 34.2% for the second quarter of 2017 to 30.7% for the third quarter of 2017 was the result of a $581 thousand increase in excess tax benefit primarily related to the vesting of restricted stock awards during the third quarter of 2017. Partially offsetting these positive changes to net income was a $1.4 million increase in the provision for loan and lease losses (the “Provision”) from the second quarter to the third quarter of 2017.

●

Tax-equivalent net interest income for the three months ended September 30, 2017 was $29.6 million, an increase of $1.5 million, or 5.2%, from $28.1 million for the three months ended June 30, 2017. The accretion of purchase accounting adjustments increased the tax-equivalent net interest income recorded for the third quarter of 2017 by $753 thousand, as compared to an increase of $450 thousand for the three months ended June 30, 2017.

Average loans and leases for the three months ended September 30, 2017 increased by $64.7 million from the three months ended June 30, 2017 and experienced an eleven basis point increase in tax-equivalent yield. The increase in the prime rate, which occurred toward the end of the second quarter, contributed to the increase in tax-equivalent yield on loans, as did the accretion of purchase accounting adjustments, which totaled $708 thousand for the third quarter of 2017 as compared to $402 thousand for the second quarter of 2017. Excluding the effect of the accretion of purchase accounting adjustments on loans and leases, the tax-equivalent yield on loans and leases increased by seven basis points on a linked-quarter basis. The net effect of the yield and volume increases on average loans and leases was a $1.7 million increase in tax-equivalent interest income on loans and leases from the second quarter of 2017 to the third quarter of 2017.

Average available for sale investment securities increased by $32.3 million for the three months ended September 30, 2017 as compared to the three months ended June 30, 2017, and experienced a one basis point tax-equivalent yield increase. The increase in volume and yield on available for sale investment securities resulted in a $204 thousand increase in tax-equivalent interest income for the third quarter of 2017 as compared to the second quarter of 2017.

Partially offsetting the increase in average loans and leases and available for sale investment securities was a $17.8 million increase in average interest-bearing deposits accompanied by a four basis point increase in rate paid on deposits resulting in a $215 thousand increase in interest expense on deposits for the third quarter of 2017 as compared to the second quarter of 2017. In addition to the increase in average deposits, average borrowings increased $68.3 million for the three months ended September 30, 2017 as compared to the three months ended June 30, 2017, with the rate paid decreasing by four basis points. The volume increase and rate decrease resulted in a $273 thousand increase in interest expense on borrowings on a linked-quarter basis.

●

The tax-equivalent net interest margin of 3.71% for the third quarter of 2017 increased three basis points from 3.68% for the second quarter of 2017. During the third quarter of 2017, the accretion of purchase accounting adjustments contributed nine basis points to the tax-equivalent net interest margin as compared to a contribution of six basis points for the three months ended June 30, 2017. As a result, excluding the effect of the accretion of purchase accounting adjustments, the tax-equivalent net interest margin remained unchanged on a linked-quarter basis.

●

Noninterest income for the three months ended September 30, 2017 increased by $799 thousand from the second quarter of 2017. Largely contributing to this increase was an increase of $430 thousand in insurance revenues, as the impact of the May 24, 2017 acquisition of Hirshorn Boothby was experienced for a full quarter, and a $279 thousand increase in gain on sale of loans, primarily related to the sale of SBA-guaranteed loans. Partially offsetting these increases were decreases of $156 thousand in fees for wealth management services, as some of the fees for tax-related services during the second quarter of 2017 were not repeated in the third quarter, and a $110 thousand linked-quarter decrease in capital markets revenue.

●

Noninterest expense for the three months ended September 30, 2017 decreased $311 thousand, to $28.2 million, as compared to $28.5 million for the second quarter of 2017. The $310 thousand decrease in professional fees was partially related to second quarter 2017 initial start-up costs associated with BMT Investment Advisers, a subsidiary established to advise the Corporation’s new proprietary mutual fund, the BMT Multi-Cap Fund (MUTF: BMTMX). In addition, due diligence and merger-related expenses decreased by $386 thousand between the periods. These decreases were partially offset by increases of $238 thousand and $211 thousand in occupancy and bank premises expense and other operating expenses, respectively.

●

For the three months ended September 30, 2017, net loan and lease charge-offs totaled $728 thousand, as compared to $625 thousand for the second quarter of 2017. The Provision for the three months ended September 30, 2017 was $1.3 million, a $1.4 million increase from the $83 thousand release from the allowance for loan and lease losses (the “Allowance”) for the second quarter of 2017. The increase in the Provision was driven by loan growth as well as changes to certain qualitative factors used to estimate the incurred loan and lease losses in the loan portfolio as of September 30, 2017.

●

Income tax expense for the third quarter of 2017 decreased by $139 thousand as compared to the second quarter of 2017. The 347 basis point decrease in the effective tax rate from the second quarter of 2017 to the third quarter of 2017 was primarily the result of recognizing excess tax benefits associated with the vesting of restricted stock awards and the exercise of stock options. Excess tax benefits totaled $694 thousand for the third quarter of 2017 as compared to $113 thousand for the second quarter of 2017.

Results of Operations – Third Quarter 2017 Compared to Third Quarter 2016

●

Net income for the three months ended September 30, 2017 was $10.7 million, or $0.62 diluted earnings per share, as compared to $9.4 million, or diluted earnings per share of $0.55, for the same period in 2016. Contributing to the increase in net income was an increase of $2.7 million in net interest income and a $1.8 million increase in noninterest income, with wealth management, insurance and capital markets performance contributing to the increase. Partially offsetting these increases was a $2.8 million increase in noninterest expense, with increases in salaries and wages and due diligence and merger-related expenses being offset by decreases in Pennsylvania bank shares tax, amortization of intangible assets and professional fees.

●

Tax-equivalent net interest income for the three months ended September 30, 2017 was $29.6 million, an increase of $2.7 million, or 10.3%, from $26.9 million for the same period in 2016. The accretion of purchase accounting adjustments increased the tax-equivalent net interest income recorded for the third quarter of 2017 by $753 thousand, as compared to an increase of $637 thousand for the same period in 2016.

Average loans and leases for the three months ended September 30, 2017 increased by $203.3 million from the same period in 2016 and experienced a ten basis point increase in tax-equivalent yield. The increase in the prime rate, which occurred toward the end of the second quarter, contributed to the increase in tax-equivalent yield on loans, as did the accretion of purchase accounting adjustments, which totaled $708 thousand for the third quarter of 2017 as compared to $578 thousand for the same period in 2017. Excluding the effect of the accretion of purchase accounting adjustments on loans and leases, the tax-equivalent yield on loans and leases increased by nine basis points. The net effect of the yield and volume increases on average loans and leases was a $3.0 million increase in tax-equivalent interest income on loans.

Average available for sale investment securities increased by $85.2 million for the three months ended September 30, 2017 as compared to the same period in 2016, and experienced a 26 basis point tax-equivalent yield increase. The increase in volume and yield on available for sale investment securities resulted in a $682 thousand increase in tax-equivalent interest income for the third quarter of 2017 as compared to the same period in 2016.

Partially offsetting the increase in average loans and leases and available for sale investment securities was a $141.8 million increase in average interest-bearing deposits accompanied by an eleven basis point increase in rate paid on deposits resulting in a $623 thousand increase in interest expense on deposits for the third quarter of 2017 as compared to the same period in 2016. In addition to the increase in average deposits, average borrowings increased $78.9 million for the three months ended September 30, 2017 as compared to the same period in 2016 with the rate paid remaining unchanged, which resulted in a $340 thousand increase in interest expense on borrowings.

●

The tax-equivalent net interest margin of 3.71% for the three months ended September 30, 2017 remained unchanged from the same period in 2016. The contribution to the tax-equivalent margin from the accretion of purchase accounting adjustments for both periods also remained unchanged at nine basis points.

●

Noninterest income for the three months ended September 30, 2017 increased by $1.8 million from the same period in 2016. An increase of $551 thousand in fees for wealth management services resulted as wealth assets under management, administration, supervision and brokerage increased $2.46 billion from September 30, 2016 to September 30, 2017. Insurance revenue increased $487 thousand for the third quarter of 2017 as compared to the same period in 2016, largely due to the May 2017 acquisition of Hirshorn Boothby. In addition, revenue from our Capital Markets initiative, which was launched in the second quarter of 2017, contributed $843 thousand to noninterest income.

●

Noninterest expense for the three months ended September 30, 2017 increased $2.8 million from the same period in 2016. The increase was largely related to a $2.0 million increase in salary and wages due to staffing increases from our Capital Markets initiative, the Hirshorn Boothby acquisition and the Princeton wealth management office, annual salary and wage increases and increases in incentive compensation. In addition, an $850 thousand increase in due diligence, merger-related and merger integration costs primarily related to the Royal Bank merger, and a $597 thousand increase in other operating expenses, which included a $368 thousand increase in contributions, largely comprised of contributions to local schools under the Pennsylvania Educational Improvement Tax Credit (EITC) program, contributed to the increase. Contributions made through the EITC program result in tax credits towards the Bank’s Pennsylvania bank shares tax obligation.

●

For the three months ended September 30, 2017, a Provision of $1.3 million was recorded as compared to $1.4 million for the same period in 2016. Net charge-offs for the third quarter of 2017 were $728 thousand as compared to $704 thousand for the same period in 2016.

Financial Condition – September 30, 2017 Compared to December 31, 2016

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Total portfolio loans and leases of $2.68 billion as of September 30, 2017, increased by $141.9 million from December 31, 2016. Loan growth was concentrated in the commercial mortgage and commercial and industrial segments of the portfolio, which increased by $113.7 million, or 10.2%, and $17.8 million, or 3.1%, respectively.

●

The Allowance as of September 30, 2017 was $17.0 million, or 0.64% of portfolio loans as compared to $17.5 million, or 0.69% of portfolio loans and leases as of December 31, 2016. In addition to the ratio of Allowance to portfolio loans, management also calculates two non-GAAP measures: the Allowance as a percentage of originated loans and leases, which was 0.70% as of September 30, 2017, as compared to 0.78% as of December 31, 2016, and the Allowance plus the remaining loan mark as a percentage of gross loans, which was 1.01% as of September 30, 2017, as compared to 1.17% as of December 31, 2016. A reconciliation of these and other non-GAAP to GAAP performance measures is included in the appendix to this earnings release. The change in the Allowance ratios was the result of the growth of the loan portfolio and improvements in certain qualitative factors and economic indicators, along with decreases in certain historic charge-off rates over the lookback period.

●

Available for sale investment securities as of September 30, 2017 totaled $471.7 million, a decrease of $95.3 million from December 31, 2016. The decrease in available for sale investment securities was primarily the result of the maturing, in January 2017, of $200 million of short-term U.S. Treasury bills. Partially offsetting the effect of this decrease in U.S Treasury bills were increases of $104.7 million in available for sale investment securities since December 31, 2016, primarily in U.S. government and agency bonds and mortgage-backed securities. A portion of this increase is related to the strategic repositioning of the investment portfolio in anticipation of the Royal Bank merger.

●

Total assets as of September 30, 2017 were $3.48 billion, an increase of $55.3 million from December 31, 2016. Increases in portfolio loans and leases were largely offset by a decrease in available for sale investment securities discussed in the previous bullet point.

●

Wealth assets under management, administration, supervision and brokerage totaled $12.43 billion as of September 30, 2017, an increase of $1.10 billion from December 31, 2016. The increase in wealth assets was comprised of a $456.9 million increase in account balances whose fees are based on market value, and a $646.0 million increase in fixed rate flat-fee account types.

●	Deposits of $2.68 billion as of September 30, 2017 increased $104.5 million from December 31, 2016. Over 76% of this increase was in interest-bearing deposits, which grew by $80.1 million.

●

Borrowings of $315.5 million as of September 30, 2017 decreased $78.4 million from December 31, 2016. The decrease was comprised of a $23.3 million decrease in short-term borrowings and a $55.1 million decrease in long-term FHLB advances. In January 2017, $200.0 million of short-term borrowings associated with the maturing of $200.0 million of short-term U.S. Treasury bills were repaid. The net increase in short-term borrowings of $176.7 million was utilized to support loan growth, purchases of available for sale investment securities and to replace $55.1 million of long-term FHLB advances which matured during the first nine months of 2017.

●	The capital ratios for the Bank and the Corporation, as of September 30, 2017, as shown in the attached tables, indicate levels above the regulatory minimum to be considered “well capitalized.”

FORWARD LOOKING STATEMENTS AND SAFE HARBOR

This press release contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding the Corporation’s future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may,” “would,” “should,” “could,” “will,” “likely,” “possibly,” “expect,” “anticipate,” “intend,” “indicate,” “estimate,” “target,” “potentially,” “promising,” “probably,” “outlook,” “predict,” “contemplate,” “continue,” “plan,” “forecast,” “project,” “are optimistic,” “are looking,” “are looking forward” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this press release are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation's control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected. Such factors include, among others, our inability to obtain applicable regulatory approvals with respect to, or our inability to complete, the contemplated Royal Bank acquisition, that the integration of acquired businesses with the Corporation may take longer than anticipated or be more costly to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains may be significantly harder to achieve or take longer than anticipated or may not be achieved, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions; and other factors as described in our securities filings. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, as updated by our quarterly or other reports subsequently filed with the SEC.

# # # #

Bryn Mawr Bank Corporation
Summary Financial Information (unaudited)
(dollars in thousands, except per share data)

	As of or For the Three Months Ended					For the Nine Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Consolidated Balance Sheet (selected items)
Interest-bearing deposits with banks	$36,870	$30,806	$69,978	$34,206	$30,118
Investment securities (AFS, HTM and Trading)	482,399	452,869	400,360	573,763	373,508
Loans held for sale	6,327	8,590	3,015	9,621	11,506
Portfolio loans and leases	2,677,345	2,666,651	2,555,589	2,535,425	2,493,357
Allowance for loan and lease losses ("ALLL")	(17,004)	(16,399)	(17,107)	(17,486)	(17,744)
Goodwill and other intangible assets	128,534	129,211	124,629	125,170	126,000
Total assets	3,476,821	3,438,219	3,292,617	3,421,530	3,174,080
Deposits - interest-bearing	1,923,567	1,863,288	1,865,009	1,843,495	1,759,862
Deposits - non-interest-bearing	760,614	818,475	771,556	736,180	718,015
Short-term borrowings	180,874	130,295	23,613	204,151	50,065
Long-term FHLB advances and other borrowings	134,651	164,681	174,711	189,742	204,772
Subordinated notes	29,573	29,559	29,546	29,532	29,518
Total liabilities	3,074,929	3,043,242	2,904,522	3,040,403	2,795,621
Shareholders' equity	401,892	394,977	388,095	381,127	378,459

Average Balance Sheet (selected items)
Interest-bearing deposits with banks	$26,628	$26,266	$39,669	$55,298	$33,532	$30,807	$39,157
Investment securities (AFS, HTM and Trading)	462,700	429,400	393,306	386,658	373,616	428,723	368,594
Loans held for sale	3,728	3,855	4,238	11,591	12,887	3,938	8,752
Portfolio loans and leases	2,676,589	2,611,755	2,551,439	2,506,376	2,464,085	2,613,720	2,390,931
Total interest-earning assets	3,169,645	3,071,276	2,988,652	2,959,923	2,884,120	3,077,188	2,807,434
Goodwill and intangible assets	128,917	126,537	124,884	125,614	126,505	126,794	127,398
Total assets	3,441,906	3,333,307	3,244,060	3,215,868	3,142,019	3,340,484	3,068,642
Deposits - interest-bearing	1,871,494	1,853,660	1,852,194	1,809,276	1,729,689	1,859,188	1,693,663
Short-term borrowings	182,845	98,869	47,603	40,629	40,966	110,268	35,836
Long-term FHLB advances	155,918	171,567	182,507	198,454	218,920	169,900	235,002
Subordinated notes	29,564	29,550	29,537	29,523	29,509	29,550	29,496
Total interest-bearing liabilities	2,239,821	2,153,646	2,111,841	2,077,882	2,019,084	2,168,906	1,993,997
Total liabilities	3,044,549	2,943,591	2,861,846	2,837,825	2,769,065	2,950,666	2,701,973
Shareholders' equity	397,357	389,716	382,214	378,043	372,954	389,818	366,669

Income Statement
Net interest income	$29,438	$27,965	$27,403	$26,990	$26,717	$84,806	$79,246
Provision for loan and lease losses	1,333	(83)	291	1,059	1,412	1,541	3,267
Noninterest income	15,584	14,785	13,227	13,248	13,786	43,596	40,920
Noninterest expense	28,184	28,495	26,660	25,087	25,371	83,339	76,787
Income tax expense	4,766	4,905	4,635	4,684	4,346	14,306	13,484
Net income	10,739	9,433	9,044	9,408	9,374	29,216	26,628
Basic earnings per share	0.63	0.56	0.53	0.56	0.56	1.72	1.58
Diluted earnings per share	0.62	0.55	0.53	0.55	0.55	1.70	1.57
Net income (core) (1)	11,245	10,236	9,375	9,402	9,392	30,857	26,684
Basic earnings per share (core) (1)	0.66	0.60	0.55	0.56	0.56	1.82	1.58
Diluted earnings per share (core) (1)	0.65	0.59	0.55	0.55	0.55	1.79	1.57
Cash dividends paid per share	0.22	0.21	0.21	0.21	0.21	0.64	0.61
Profitability Indicators
Return on average assets	1.24%	1.14%	1.13%	1.16%	1.19%	1.17%	1.16%
Return on average equity	10.72%	9.71%	9.60%	9.90%	10.00%	10.02%	9.70%
Return on tangible equity(1)	16.52%	15.06%	14.96%	15.68%	16.06%	23.42%	15.83%
Tax-equivalent net interest margin	3.71%	3.68%	3.74%	3.65%	3.71%	3.71%	3.79%
Efficiency ratio(1)	59.30%	62.16%	62.66%	60.30%	60.41%	61.32%	61.64%
Mortgage Banking Information
Mortgage loans originated	$48,159	$46,848	$48,550	$78,749	$84,885	$143,557	$201,310
Residential mortgage loans sold - servicing retained	28,224	21,790	27,690	44,763	40,462	77,704	93,371
Residential mortgage loans sold - servicing released	4,982	3,819	4,981	4,632	10,522	13,782	18,197
Total residential mortgage loans sold	$33,206	$25,609	$32,671	$49,395	$50,984	$91,486	$111,568
Residential mortgage loans serviced for others	$647,037	$641,165	$638,553	$631,889	$618,134
Share Data
Closing share price	$43.80	$42.50	$39.50	$42.15	$31.99
Book value per common share	$23.57	$23.25	$22.87	$22.50	$22.40
Tangible book value per common share	$16.03	$15.64	$15.53	$15.11	$14.94
Price / book value	185.82%	182.81%	172.71%	187.34%	142.80%
Price / tangible book value	273.19%	271.69%	254.41%	278.96%	214.07%
Weighted average diluted shares outstanding	17,233,548	17,232,767	17,182,689	17,164,675	17,072,358	17,222,051	16,994,455
Shares outstanding, end of period	17,050,151	16,989,849	16,969,451	16,939,715	16,893,878

Wealth Management Information:
Wealth assets under mgmt, administration, supervision and brokerage (2)	$12,431,370	$12,050,555	$11,725,460	$11,328,457	$9,969,745
Fees for wealth management services	$9,651	$9,807	$9,303	$9,327	$9,100
Capital Ratios
Bryn Mawr Trust Company
Tier I capital to risk weighted assets ("RWA")	10.78%	10.29%	10.58%	10.50%	10.99%
Total (Tier II) capital to RWA	11.42%	10.90%	11.25%	11.19%	11.70%
Tier I leverage ratio	8.75%	8.76%	8.83%	8.73%	9.17%
Tangible equity ratio (1)	8.46%	8.24%	8.46%	7.85%	8.85%
Common equity Tier I capital to RWA	10.78%	10.29%	10.58%	10.50%	10.99%

Bryn Mawr Bank Corporation
Tier I capital to RWA	10.50%	10.10%	10.50%	10.51%	10.42%
Total (Tier II) capital to RWA	12.23%	11.79%	12.30%	12.35%	12.30%
Tier I leverage ratio	8.53%	8.63%	8.77%	8.73%	8.70%
Tangible equity ratio (1)	8.16%	8.03%	8.32%	7.76%	8.28%
Common equity Tier I capital to RWA	10.50%	10.10%	10.50%	10.51%	10.42%

Asset Quality Indicators

Net loan and lease charge-offs ("NCO"s)	$728	$625	$670	$1,317	$704	$2,023	$1,380

Nonperforming loans and leases ("NPL"s)	$4,472	$7,237	$7,329	$8,363	$9,883
Other real estate owned ("OREO")	865	1,122	978	1,017	867
Total nonperforming assets ("NPA"s)	$5,337	$8,359	$8,307	$9,380	$10,750

Nonperforming loans and leases 30 or more days past due	$2,337	$4,076	$5,097	$6,072	$6,684
Performing loans and leases 30 to 89 days past due	4,558	6,258	6,077	3,062	2,537
Performing loans and leases 90 or more days past due	-	-	-	-	-
Total delinquent loans and leases	$6,895	$10,334	$11,174	$9,134	$9,221

Delinquent loans and leases to total loans and leases	0.26%	0.39%	0.44%	0.36%	0.37%
Delinquent performing loans and leases to total loans and leases	0.17%	0.23%	0.24%	0.12%	0.10%
NCOs / average loans and leases (annualized)	0.11%	0.10%	0.11%	0.21%	0.11%	0.10%	0.08%
NPLs / total portfolio loans and leases	0.17%	0.27%	0.29%	0.33%	0.40%
NPAs / total loans and leases and OREO	0.20%	0.31%	0.32%	0.37%	0.43%
NPAs / total assets	0.15%	0.24%	0.25%	0.27%	0.34%
ALLL / NPLs	380.23%	226.60%	233.42%	209.09%	179.54%
ALLL / portfolio loans	0.64%	0.61%	0.67%	0.69%	0.71%
ALLL on originated loans and leases / Originated loans and leases (1)	0.70%	0.68%	0.75%	0.78%	0.81%
(Total Allowance + Loan mark) / Total Gross portfolio loans and leases (1)	1.01%	1.03%	1.12%	1.17%	1.24%

Troubled debt restructurings ("TDR"s) included in NPLs	$2,033	$2,470	$2,681	$2,632	$1,680
TDRs in compliance with modified terms	6,597	6,148	6,492	6,395	6,305
Total TDRs	$8,630	$8,618	$9,173	$9,027	$7,985

(1)Non-GAAP measure - see Appendix for Non-GAAP to GAAP reconciliation.
(2)Brokerage assets represent assets held at a registered broker dealer under a clearing agreement.

Bryn Mawr Bank Corporation
Detailed Balance Sheets (unaudited)
(dollars in thousands)

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Assets
Cash and due from banks	$8,682	$19,352	$17,457	$16,559	$18,905
Interest-bearing deposits with banks	36,870	30,806	69,978	34,206	30,118
Cash and cash equivalents	45,552	50,158	87,435	50,765	49,023
Investment securities, available for sale	471,721	443,687	391,028	566,996	366,910
Investment securities, held to maturity	6,255	5,161	5,194	2,879	2,896
Investment securities, trading	4,423	4,021	4,138	3,888	3,702
Loans held for sale	6,327	8,590	3,015	9,621	11,506
Portfolio loans and leases, originated	2,433,054	2,409,964	2,286,814	2,240,987	2,176,549
Portfolio loans and leases, acquired	244,291	256,687	268,775	294,438	316,808
Total portfolio loans and leases	2,677,345	2,666,651	2,555,589	2,535,425	2,493,357
Less: Allowance for losses on originated loan and leases	(16,957)	(16,374)	(17,069)	(17,458)	(17,716)
Less: Allowance for losses on acquired loan and leases	(47)	(25)	(38)	(28)	(28)
Total allowance for loan and lease losses	(17,004)	(16,399)	(17,107)	(17,486)	(17,744)
Net portfolio loans and leases	2,660,341	2,650,252	2,538,482	2,517,939	2,475,613
Premises and equipment	44,544	44,446	40,515	41,778	42,559
Accrued interest receivable	9,287	8,717	8,392	8,533	8,066
Mortgage servicing rights	5,732	5,683	5,686	5,582	4,793
Bank owned life insurance	39,881	39,680	39,479	39,279	39,055
Federal Home Loan Bank ("FHLB") stock	16,248	15,168	8,505	17,305	13,185
Goodwill	107,127	107,127	104,765	104,765	104,765
Intangible assets	21,407	22,084	19,864	20,405	21,235
Other investments	8,941	8,682	8,716	8,627	9,121
Other assets	29,035	24,763	27,403	23,168	21,651
Total assets	$3,476,821	$3,438,219	$3,292,617	$3,421,530	$3,174,080

Liabilities
Deposits
Noninterest-bearing	$760,614	$818,475	$771,556	$736,180	$718,015
Interest-bearing	1,923,567	1,863,288	1,865,009	1,843,495	1,759,862
Total deposits	2,684,181	2,681,763	2,636,565	2,579,675	2,477,877
Short-term borrowings	180,874	130,295	23,613	204,151	50,065
Long-term FHLB advances	134,651	164,681	174,711	189,742	204,772
Subordinated notes	29,573	29,559	29,546	29,532	29,518
Accrued interest payable	2,267	2,830	2,722	2,734	1,854
Other liabilities	43,383	34,114	37,365	34,569	31,535
Total liabilities	3,074,929	3,043,242	2,904,522	3,040,403	2,795,621

Shareholders' equity
Common stock	21,248	21,162	21,141	21,111	21,064
Paid-in capital in excess of par value	235,412	234,654	233,910	232,806	231,398
Less: common stock held in treasury, at cost	(68,134)	(67,091)	(66,969)	(66,950)	(66,895)
Accumulated other comprehensive (loss) income, net of tax	(1,400)	(1,564)	(1,990)	(2,409)	2,128
Retained earnings	214,766	207,816	202,003	196,569	190,764
Total shareholders equity	401,892	394,977	388,095	381,127	378,459
Total liabilities and shareholders' equity	$3,476,821	$3,438,219	$3,292,617	$3,421,530	$3,174,080

Bryn Mawr Bank Corporation
Supplemental Balance Sheet Information (unaudited)
(dollars in thousands)

	Portfolio Loans and Leases as of
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Commercial mortgages	$1,224,571	$1,197,936	$1,137,870	$1,110,897	$1,089,621
Home equity loans and lines	206,974	208,480	203,962	208,000	206,578
Residential mortgages	422,524	416,488	418,264	413,540	418,408
Construction	133,505	156,581	145,699	141,964	133,269
Total real estate loans	1,987,574	1,979,485	1,905,795	1,874,401	1,847,876

Commercial & Industrial	597,595	599,203	567,917	579,791	565,497
Consumer	31,306	28,485	23,932	25,341	23,717
Leases	60,870	59,478	57,945	55,892	56,267
Total non-real estate loans and leases	689,771	687,166	649,794	661,024	645,481
Total portfolio loans and leases	$2,677,345	$2,666,651	$2,555,589	$2,535,425	$2,493,357

	Nonperforming Loans and Leases as of
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Commercial mortgages	$193	$818	$315	$320	$139
Home equity loans and lines	613	1,535	1,828	2,289	2,827
Residential mortgages	1,589	2,589	2,640	2,658	2,845
Construction	-	-	-	-	-
Total nonperforming real estate loans	2,395	4,942	4,783	5,267	5,811

Commercial & Industrial	1,977	2,112	2,471	2,957	3,960
Consumer	-	10	-	2	2
Leases	100	173	75	137	110
Total nonperforming non-real estate loans and leases	2,077	2,295	2,546	3,096	4,072
Total nonperforming portfolio loans and leases	$4,472	$7,237	$7,329	$8,363	$9,883

	Net Loan and Lease Charge-Offs (Recoveries) for the Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Commercial mortgage	$(3)	$(3)	$(3)	$(51)	$(4)
Home equity loans and lines	69	169	438	69	375
Residential	3	43	27	28	2
Construction	(1)	(1)	(1)	(1)	-
Total net charge-offs of real estate loans	68	208	461	45	373

Commercial & Industrial	298	185	59	1,128	95
Consumer	36	16	39	42	58
Leases	326	216	111	102	178
Total net charge-offs of non-real estate loans and leases	660	417	209	1,272	331
Total net charge-offs	$728	$625	$670	$1,317	$704

Bryn Mawr Bank Corporation
Supplemental Balance Sheet Information (unaudited)

(dollars in thousands)

	Investment Securities Available for Sale, at Fair Value
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
U.S. Treasury securities	$100	$100	$100	$200,097	$101
Obligations of the U.S. Government and agencies	142,711	126,468	100,476	82,198	76,598
State & political subdivisions - tax-free	23,556	26,958	30,416	33,005	36,735
State & political subdivisions - taxable	524	524	524	525	529
Mortgage-backed securities	260,680	230,617	197,420	185,951	184,919
Collateralized mortgage obligations	39,595	42,549	45,476	48,694	51,344
Other debt securities	1,100	1,099	1,299	1,299	1,450
Bond mutual funds	-	11,956	11,920	11,895	11,847
Other investments	3,455	3,416	3,397	3,332	3,387
Total investment securities available for sale, at fair value	$471,721	$443,687	$391,028	$566,996	$366,910

	Unrealized Gain (Loss) on Investment Securities Available for Sale
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
U.S. Treasury securities	$-	$-	$-	$3	$-
Obligations of the U.S. Government and agencies	(920)	(699)	(803)	(913)	946
State & political subdivisions - tax-free	23	11	(10)	(96)	131
State & political subdivisions - taxable	1	1	1	2	5
Mortgage-backed securities	869	480	196	(47)	3,801
Collateralized mortgage obligations	(640)	(662)	(777)	(794)	253
Other debt securities	-	(1)	(1)	(1)	-
Bond mutual funds	-	-	(36)	(61)	(109)
Other investments	230	203	132	13	34
Total unrealized (losses) gains on investment securities available for sale	$(437)	$(667)	$(1,298)	$(1,894)	$5,061

	Deposits
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Interest-bearing deposits:
Interest-bearing checking	$395,383	$381,345	$395,131	$379,424	$333,055
Money market	720,613	729,859	757,071	761,657	725,116
Savings	264,273	254,903	255,791	232,193	228,391
Wholesale non-maturity deposits	48,620	54,675	69,471	74,272	64,664
Wholesale time deposits	178,610	120,524	68,164	73,037	99,052
Retail time deposits	316,068	321,982	319,381	322,912	309,584
Total interest-bearing deposits	1,923,567	1,863,288	1,865,009	1,843,495	1,759,862
Noninterest-bearing deposits	760,614	818,475	771,556	736,180	718,015
Total deposits	$2,684,181	$2,681,763	$2,636,565	$2,579,675	$2,477,877

Bryn Mawr Bank Corporation
Detailed Income Statements (unaudited)
(dollars in thousands, except per share data)

	For the Three Months Ended					For the Nine Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Interest income:
Interest and fees on loans and leases	$30,892	$29,143	$28,482	$28,230	$27,931	$88,517	$82,306
Interest on cash and cash equivalents	36	35	66	53	27	137	115
Interest on investment securities	2,270	2,059	1,778	1,639	1,556	6,107	4,648
Total interest income	33,198	31,237	30,326	29,922	29,514	94,761	87,069
Interest expense:
Interest on deposits	2,198	1,983	1,828	1,780	1,575	6,009	4,053
Interest on short-term borrowings	547	237	27	22	34	811	71
Interest on FHLB advances and other borrowings	645	682	698	760	818	2,025	2,593
Interest on subordinated notes	370	370	370	370	370	1,110	1,106
Total interest expense	3,760	3,272	2,923	2,932	2,797	9,955	7,823
Net interest income	29,438	27,965	27,403	26,990	26,717	84,806	79,246
Provision for loan and lease losses (the "Provision")	1,333	(83)	291	1,059	1,412	1,541	3,267
Net interest income after Provision	28,105	28,048	27,112	25,931	25,305	83,265	75,979
Noninterest income:
Fees for wealth management services	9,651	9,807	9,303	9,327	9,100	28,761	27,363
Insurance revenue	1,373	943	763	715	886	3,079	3,007
Capital markets revenue	843	953	-	-	-	1,796	-
Service charges on deposits	676	630	647	688	688	1,953	2,103
Loan servicing and other fees	548	519	503	411	497	1,570	1,528
Net gain on sale of loans	799	520	629	607	879	1,948	2,440
Net gain (loss) on sale of investment securities available for sale	72	-	1	9	(28)	73	(86)
Net (loss) gain on sale of other real estate owned	-	(12)	-	-	-	(12)	(76)
Dividends on FHLB and FRB stocks	217	218	214	309	277	649	754
Other operating income	1,405	1,207	1,167	1,182	1,487	3,779	3,686
Total noninterest income	15,584	14,785	13,227	13,248	13,786	43,596	40,719
Noninterest expense:
Salaries and wages	13,602	13,580	12,450	11,855	11,621	39,632	35,556
Employee benefits	2,631	2,475	2,559	2,207	2,420	7,665	7,341
Loss on pension termination	-	-	-	-	-	-	-
Occupancy and bank premises	2,485	2,247	2,526	2,407	2,349	7,258	7,204
Branch lease termination expense	-	-	-	-	-	-	-
Furniture, fixtures and equipment	1,726	1,869	1,974	1,869	1,837	5,569	5,651
Advertising	277	405	386	391	334	1,068	990
Amortization of intangible assets	677	687	693	830	888	2,057	2,668
Impairment of intangible assets	-	-	-	-	-	-	-
Impairment (recovery) of mortgage servicing rights ("MSRs")	3	43	3	(580)	29	49	711
Due diligence, merger-related and merger integration expenses	850	1,236	511	-	-	2,597	-
Professional fees	739	1,049	711	963	937	2,499	2,696
Pennsylvania bank shares tax	317	297	664	(204)	675	1,278	1,953
Information technology	880	821	874	857	881	2,575	2,804
Other operating expenses	3,997	3,786	3,309	4,492	3,400	11,092	9,012
Total noninterest expense	28,184	28,495	26,660	25,087	25,371	83,339	76,586
Income before income taxes	15,505	14,338	13,679	14,092	13,720	43,522	40,112
Income tax expense	4,766	4,905	4,635	4,684	4,346	14,306	13,484
Net income	$10,739	$9,433	$9,044	$9,408	$9,374	$29,216	$26,628
Per share data:
Weighted average shares outstanding	17,023,046	16,984,563	16,954,132	16,916,705	16,860,727	16,987,499	16,840,457
Dilutive common shares	210,502	248,204	228,557	247,970	211,631	234,552	153,998
Weighted average diluted shares	17,233,548	17,232,767	17,182,689	17,164,675	17,072,358	17,222,051	16,994,455
Basic earnings (loss) per common share	$0.63	$0.56	$0.53	$0.56	$0.56	$1.72	$1.58
Diluted earnings (loss) per common share	$0.62	$0.55	$0.53	$0.55	$0.55	$1.70	$1.57
Dividend declared per share	$0.22	$0.21	$0.21	$0.21	$0.21	$0.64	$0.61
Effective tax rate	30.74%	34.21%	33.88%	33.24%	31.68%	32.87%	33.62%

Bryn Mawr Bank Corporation
Tax-Equivalent Net Interest Margin (unaudited)
(dollars in thousands, except per share data)

	For The Three Months Ended															For The Nine Months Ended
	September 30, 2017			June 30, 2017			March 31, 2017			December 31, 2016			September 30, 2016			September 30, 2017			September 30, 2016
(dollars in thousands)	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balance	Interest Income/ Expense	Average Rates Earned/ Paid

Assets:
Interest-bearing deposits with other banks	$26,628	$36	0.54%	$26,266	$35	0.53%	$39,669	$66	0.67%	$55,298	$53	0.38%	$33,532	$27	0.32%	$30,807	$137	0.59%	$39,157	$115	0.39%
Investment securities - available for sale:
Taxable	427,106	2,160	2.01%	391,112	1,940	1.99%	354,229	1,653	1.89%	344,931	1,498	1.73%	329,293	1,423	1.72%	391,082	5,799	1.98%	323,866	4,263	1.76%
Tax-exempt	25,268	134	2.10%	28,970	150	2.08%	31,485	164	2.11%	34,985	175	1.99%	37,893	189	1.98%	28,552	448	2.10%	39,243	567	1.93%
Total investment securities - available for sale	452,374	2,294	2.01%	420,082	2,090	2.00%	385,714	1,817	1.91%	379,916	1,673	1.75%	367,186	1,612	1.75%	419,634	6,247	1.99%	363,109	4,830	1.78%

Investment securities - held to maturity	6,044	11	0.72%	5,181	5	0.39%	3,702	7	0.77%	2,889	7	0.96%	2,907	6	0.82%	4,984	4	0.11%	1,782	4	0.30%
Investment securities - trading	4,282	8	0.74%	4,137	13	1.26%	3,890	8	0.83%	3,853	16	1.65%	3,523	2	0.23%	4,105	2	0.07%	3,703	2	0.07%

Loans and leases *	2,680,317	31,058	4.60%	2,615,610	29,309	4.49%	2,555,677	28,622	4.54%	2,517,967	28,354	4.48%	2,476,972	28,032	4.50%	2,617,658	88,989	4.55%	2,399,683	82,571	4.60%

Total interest-earning assets	3,169,645	33,407	4.18%	3,071,276	31,452	4.11%	2,988,652	30,520	4.14%	2,959,923	30,103	4.05%	2,884,120	29,679	4.09%	3,077,188	95,379	4.14%	2,807,434	87,522	4.16%

Cash and due from banks	15,709			15,727			14,942			16,127			16,228			15,462			16,380
Less: allowance for loan and lease losses	(16,564)			(17,549)			(17,580)			(17,858)			(17,257)			(17,227)			(16,924)
Other assets	273,116			263,853			258,046			257,676			258,928			265,061			261,752

Total assets	$3,441,906			$3,333,307			$3,244,060			$3,215,868			$3,142,019			$3,340,484			$3,068,642

Liabilities:

Interest-bearing deposits:
Savings, NOW and market rate deposits	$1,359,293	$823	0.24%	$1,375,949	$813	0.24%	$1,388,561	$756	0.22%	$1,328,577	$686	0.21%	$1,286,404	$641	0.20%	$1,374,494	$2,392	0.23%	$1,280,023	$1,799	0.19%
Wholesale deposits	190,849	548	1.14%	154,424	378	0.98%	143,461	317	0.90%	156,541	319	0.81%	164,706	327	0.79%	163,086	1,243	1.02%	166,136	921	0.74%
Retail time deposits	321,352	827	1.02%	323,287	792	0.98%	320,172	755	0.96%	324,158	775	0.95%	278,579	607	0.87%	321,608	2,374	0.99%	247,504	1,333	0.72%
Total interest-bearing deposits	1,871,494	2,198	0.47%	1,853,660	1,983	0.43%	1,852,194	1,828	0.40%	1,809,276	1,780	0.39%	1,729,689	1,575	0.36%	1,859,188	6,009	0.43%	1,693,663	4,053	0.32%

Borrowings:
Short-term borrowings	182,845	547	1.19%	98,869	237	0.96%	47,603	27	0.23%	40,629	22	0.22%	40,966	34	0.33%	110,268	811	0.98%	35,836	71	0.26%
Long-term FHLB advances	155,918	645	1.64%	171,567	682	1.59%	182,507	698	1.55%	198,454	760	1.52%	218,920	818	1.49%	169,900	2,025	1.59%	235,002	2,593	1.47%
Subordinated notes	29,564	370	4.97%	29,550	370	5.02%	29,537	370	5.08%	29,523	370	4.99%	29,509	370	4.99%	29,550	1,110	5.02%	29,496	1,106	5.01%
Total borrowings	368,327	1,562	1.68%	299,986	1,289	1.72%	259,647	1,095	1.71%	268,606	1,152	1.71%	289,395	1,222	1.68%	309,718	3,946	1.70%	300,334	3,770	1.68%

Total interest-bearing liabilities	2,239,821	3,760	0.67%	2,153,646	3,272	0.61%	2,111,841	2,923	0.56%	2,077,882	2,932	0.56%	2,019,084	2,797	0.55%	2,168,906	9,955	0.61%	1,993,997	7,823	0.52%

Noninterest-bearing deposits	764,562			755,597			711,794			724,465			716,581			744,178			674,601
Other liabilities	40,166			34,348			38,211			35,478			33,400			37,582			33,375
Total noninterest-bearing liabilities	804,728			789,945			750,005			759,943			749,981			781,760			707,976

Total liabilities	3,044,549			2,943,591			2,861,846			2,837,825			2,769,065			2,950,666			2,701,973

Shareholders' equity	397,357			389,716			382,214			378,043			372,954			389,818			366,669

Total liabilities and shareholders' equity	$3,441,906			$3,333,307			$3,244,060			$3,215,868			$3,142,019			$3,340,484			$3,068,642

Net interest spread			3.51%			3.50%			3.58%			3.49%			3.54%			3.53%			3.64%
Effect of noninterest-bearing sources			0.20%			0.18%			0.16%			0.16%			0.17%			0.18%			0.15%

Tax-equivalent net interest margin		$29,647	3.71%		$28,180	3.68%		$27,597	3.74%		$27,171	3.65%		$26,882	3.71%		$85,424	3.71%		$79,699	3.79%

Tax-equivalent adjustment		$209	0.03%		$215	0.03%		$194	0.02%		$181	0.02%		$165	0.02%		$618	0.03%		$453	0.02%

Supplemental Information Regarding Accretion of Fair Value Marks
	Interest Income (Expense) Effect	Effect on Yield or Rate	Interest Income (Expense) Effect	Effect on Yield or Rate	Interest Income (Expense) Effect	Effect on Yield or Rate	Interest Income (Expense) Effect	Effect on Yield or Rate	Interest Income (Expense) Effect	Effect on Yield or Rate	Interest Income (Expense) Effect	Effect on Yield or Rate	Interest Income (Expense) Effect	Effect on Yield or Rate
Loans and leases	$708	0.10%	$402	0.06%	$726	0.12%	$742	0.12%	$578	0.09%	$1,836	0.09%	$2,607	0.15%
Retail time deposits	(15)	-0.02%	(18)	-0.02%	(19)	-0.02%	(19)	-0.02%	(29)	-0.04%	(52)	-0.02%	(200)	-0.11%
Short-term borrowings	-	0.00%	-	0.00%	-	0.00%	-	0.00%	-	0.00%	-	0.00%	(12)	-0.04%
Long-term FHLB advances and other borrowings	(30)	-0.08%	(30)	-0.07%	(30)	-0.07%	(30)	-0.06%	(30)	-0.05%	(91)	-0.07%	(90)	-0.05%
Net interest income from fair value marks	$753		$450		$775		$791		$637		$1,979		$2,909
Purchase accounting effect on tax-equivalent margin		0.09%		0.06%		0.11%		0.11%		0.09%		0.09%		0.14%

* Average loans and leases include portfolio loans and leases, and loans held for sale. Non-accrual loans are also included in the average loan and leases balances.

Bryn Mawr Bank Corporation
Appendix - Non-GAAP to GAAP Reconciliations and Calculation of Non-GAAP Performance Measures (unaudited)
(dollars in thousands, except per share data)

Statement on Non-GAAP Measures: The Corporation believes the presentation of the following non-GAAP financial measures provides useful supplemental information that is essential to an investor’s proper understanding of the results of operations and financial condition of the Corporation. Management uses non-GAAP financial measures in its analysis of the Corporation’s performance. These non-GAAP measures should not be viewed as substitutes for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to  non-GAAP performance measures that may be presented by other companies.

	As of or For the Three Months Ended					As of or For the Nine Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
Reconciliation of Net Income to Net Income (core):
Net income (a GAAP measure)	$10,739	$9,433	$9,044	$9,408	$9,374	$29,216	$26,628
Less: Tax-effected non-core noninterest income:
(Gain) loss on sale of investment securities available for sale	(47)	-	(1)	(6)	18	(47)	56
Add: Tax-effected non-core noninterest expense items:
Loss on pension termination	-	-	-	-	-	-	-
Severance expense (Salaries and wages)	-	-	-	-	-	-	-
Branch lease termination expense	-	-	-	-	-	-	-
Debt and swap prepayment penalty (Other operating expenses)	-	-	-	-	-	-	-
Impairment of intangible assets	-	-	-	-	-	-	-
Due diligence, merger-related and merger integration expenses	553	803	332	-	-	1,688	-
Net income (core) (a non-GAAP measure)	$11,245	$10,236	$9,375	$9,402	$9,392	$30,857	$26,684

Calculation of Basic and Diluted Earnings per Common Share (core):
Weighted average common shares outstanding	17,023,046	16,984,563	16,954,132	16,916,705	16,860,727	16,987,499	16,840,457
Dilutive common shares	210,502	248,204	228,557	247,970	211,631	234,552	153,998
Weighted average diluted shares	17,233,548	17,232,767	17,182,689	17,164,675	17,072,358	17,222,051	16,994,455
Basic earnings per common share (core) (a non-GAAP measure)	$0.66	$0.60	$0.55	$0.56	$0.56	$1.82	$1.58
Diluted earnings per common share (core) (a non-GAAP measure)	$0.65	$0.59	$0.55	$0.55	$0.55	$1.79	$1.57

Calculation of Return on Average Tangible Equity:
Net income (loss)	$10,739	$9,433	$9,044	$9,408	$9,374	$29,216	$26,628
Add: Tax-effected amortization and impairment of intangible assets	440	447	450	540	577	1,337	1,734
Net tangible income (numerator)	$11,179	$9,880	$9,494	$9,948	$9,951	$30,553	$28,362

Average shareholders' equity	$397,357	$389,716	$382,214	$378,043	$372,954	$389,818	$366,669
Less: Average goodwill and intangible assets	(128,917)	(126,537)	(124,884)	(125,614)	(126,505)	(126,794)	(127,398)
Net average tangible equity (denominator)	$268,440	$263,179	$257,330	$252,429	$246,449	$263,024	$239,271

Return on tangible equity (a non-GAAP measure)	16.52%	15.06%	14.96%	15.68%	16.06%	15.53%	15.83%

Calculation of Tangible Equity Ratio:
Total shareholders' equity	$401,892	$394,977	$388,095	$381,127	$378,459
Less: Goodwill and intangible assets	(128,534)	(129,211)	(124,629)	(125,170)	(126,000)
Net tangible equity (numerator)	$273,358	$265,766	$263,466	$255,957	$252,459

Total assets	$3,476,821	$3,438,219	$3,292,617	$3,421,530	$3,174,080
Less: Goodwill and intangible assets	(128,534)	(129,211)	(124,629)	(125,170)	(126,000)
Tangible assets (denominator)	$3,348,287	$3,309,008	$3,167,988	$3,296,360	$3,048,080

Tangible equity ratio	8.16%	8.03%	8.32%	7.76%	8.28%

Calculation of Efficiency Ratio:
Noninterest expense	$28,184	$28,495	$26,660	$25,087	$25,371	$83,339	$76,787
Less: certain noninterest expense items*:
Loss on pension termination	-	-	-	-	-	-	-
Severance expense (Salaries and wages)	-	-	-	-	-	-	-
Branch lease termination expense	-	-	-	-	-	-	-
Debt and swap prepayment penalty (Other operating expenses)	-	-	-	-	-	-	-
Amortization of intangibles	(677)	(687)	(693)	(830)	(888)	(2,057)	(2,668)
Impairment of intangible assets	-	-	-	-	-	-	-
Due diligence, merger-related and merger integration expenses	(850)	(1,236)	(511)	-	-	(2,597)	-
Noninterest expense (adjusted) (numerator)	$26,657	$26,572	$25,456	$24,257	$24,483	$78,685	$74,119

Noninterest income	$15,584	$14,785	$13,227	$13,248	$13,786	$43,596	$40,920
Less: non-core noninterest income items:
Loss (gain) on sale of investment securities available for sale	(72)	-	(2)	(9)	28	(73)	86
Noninterest income (core)	$15,512	$14,785	$13,225	$13,239	$13,814	$43,523	$41,006
Net interest income	29,438	27,965	27,403	26,990	26,717	84,806	79,246
Noninterest income (core) and net interest income (denominator)	$44,950	$42,750	$40,628	$40,229	$40,531	$128,329	$120,252

Efficiency ratio	59.30%	62.16%	62.66%	60.30%	60.41%	61.32%	61.64%

* In calculating the Corporation's efficiency ratio, which is used by Management to identify the cost of generating each dollar of core revenue, certain non-core income and expense items as well as the amortization of intangible assets, are excluded.

Supplemental Loan and Allowance Information Used to Calculate Non-GAAP Measures

Total Allowance	$17,004	$16,399	$17,107	$17,486	$17,744
Less: Allowance on acquired loans	47	25	38	28	28
Allowance on originated loans and leases	$16,957	$16,374	$17,069	$17,458	$17,716

Total Allowance	$17,004	$16,399	$17,107	$17,486	$17,744
Loan mark on acquired loans	10,223	11,084	11,544	12,286	13,391
Total Allowance + Loan mark	$27,227	$27,483	$28,651	$29,772	$31,135

Total Portfolio loans and leases	$2,677,345	$2,666,651	$2,555,589	$2,535,425	$2,493,357
Less: Originated loans and leases	2,433,054	2,409,964	2,286,814	2,240,987	2,176,549
Net acquired loans	$244,291	$256,687	$268,775	$294,438	$316,808
Add: Loan mark on acquired loans	10,223	11,084	11,544	12,286	13,391
Gross acquired loans (excludes loan mark)	$254,514	$267,771	$280,319	$306,724	$330,199
Originated loans and leases	2,433,054	2,409,964	2,286,814	2,240,987	2,176,549
Total Gross portfolio loans and leases	$2,687,568	$2,677,735	$2,567,133	$2,547,711	$2,506,748